UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2021 (December 6, 2021)

ROC Energy Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41103	87-2488708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16400 Dallas Parkway

Dallas, Texas 75248

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (972) 392-6180

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Common Stock, $0.0001 par value, and one Right to receive one-tenth of one share of Common Stock	ROCAU	The Nasdaq Stock Market LLC

Common Stock, $0.0001 par value per share	ROC	The Nasdaq Stock Market LLC

Rights, each exchangeable into one-tenth of one share of Common Stock	ROCAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 6, 2021, ROC Energy Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 18,000,000 units (the “Units”). Each Unit consists of one share of common stock of the Company, par value $0.0001 per share (“Common Stock”), and one right to receive one-tenth of one share of Common Stock of the Company (“Right”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $180,000,000.

On December 6, 2021, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of 715,000 Units (the “Private Placement Units”) to ROC Energy Holdings, LLC, the Company’s sponsor (the “Sponsor”) at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $7,150,000.

In connection with the IPO, the underwriters were granted a 45-day option from the date of the prospectus (the “Over-Allotment Option”) to purchase up to 2,700,000 additional units (the “Over-Allotment Units”) to cover over-allotments, if any. On December 9, 2021, the underwriters purchased an additional 2,700,000 Over-Allotment Units pursuant to the full exercise of the Over-Allotment Option. The Over-Allotment Units were sold at an offering price of $10.00 per Over-Allotment Unit, generating aggregate additional gross proceeds of $27,000,000 to the Company. Simultaneously with the consummation of the Over-Allotment Option, the Company completed the private sale of an additional 81,000 Private Placement Units to the Sponsor, generating gross proceeds to the Company of $810,000.

A total of $209,070,000, comprised of $201,110,000 of the proceeds from the IPO and $7,960,000 of the proceeds from the private sales, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of December 6, 2021 reflecting the receipt of the proceeds upon the consummation of the IPO and the Private Placement (but not including the proceeds from the sale of the Over-Allotment Units and the concurrent private placement) has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of December 6, 2021.
99.2	Press Release, dated December 9, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROC Energy Acquisition Corp.

	By:	/s/ Daniel Jeffrey Kimes
		Name:	Daniel Jeffrey Kimes
		Title:	Chief Executive Officer

Dated: December 10, 2021